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                                                                   EXHIBIT 10.46



                               GRANTOR STOCK TRUST

                                 AMENDMENT NO. 1
                                       TO
                                 TRUST AGREEMENT

        This Amendment No. 1 to Trust Agreement is made and entered into effective as of June 29, 2001, by Callaway Golf Company, a Delaware corporation ("Callaway Golf").


                                   BACKGROUND

        A. Effective on or about July 14, 1995, Callaway Golf and Sanwa Bank California ("Sanwa") entered into a certain Trust Agreement (the "Trust Agreement") establishing the Callaway Golf Company Grantor Stock Trust.

        B. Effective on or about August 24, 2000, Sanwa assigned to Arrowhead Trust Incorporated, California, a California trust company ("Arrowhead" or "Trustee"), all of Sanwa's right, and Arrowhead assumed all of Sanwa's obligations, under the Trust Agreement.

        C. Callaway Golf, pursuant to Section 14.1 of the Trust Agreement, desires to amend the Trust Agreement upon the following terms.


                                    AGREEMENT

        In consideration of the foregoing Background, Callaway Golf does hereby amend the Trust Agreement as follows:

        1. Section 1.1 of the Trust Agreement is hereby deleted in its entirety, and in lieu thereof, the following shall be inserted:

           1.1 "Administrator" or "Administrators" shall refer to the Committee or other person or entity charged with responsibility for overseeing and administering the Plans and provisions of Benefits.

        2. Section 1.8 of the Trust Agreement is hereby deleted in its entirety, and in lieu thereof, the following shall be inserted:

           1.8 "Committee" shall mean such committee as the Board of Directors shall appoint from time to time to administer the Trust.

        3. Section 1.11 of the Trust Agreement is hereby deleted in its entirety, and in lieu thereof, the following shall be inserted:


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           1.11 "Director" shall mean the Senior Vice President of Human
           Resources.

        4. Section 1.12 is hereby deleted in its entirety, and in lieu thereof, the following shall be inserted:

           1.12. "Eligible Participant" shall mean a Participant who is an Employee who as of the dates upon which Eligible Participants are determined, either (a) holds an unexercised option with respect to Company Stock granted to him or her pursuant to any Stock Option Plan or (b) elected to purchase stock pursuant to a Stock Purchase Plan within the 12 month period proceeding such date.

        5. Section 1.20 is hereby deleted in its entirety, and in lieu thereof, the following shall be inserted:

           1.20. "Stock Option Plan" shall mean any plan of the Company listed on Schedule A from time to time pursuant to which options to purchase the Company's Common Stock have been granted or may be granted.

        6. Section 1.21 is hereby deleted in its entirety, and in lieu thereof, the following shall be inserted:

           1.21. "Stock Purchase Plan" shall mean the Company's 1999 Employee Stock Purchase Plan or such other employee stock purchase plan as may be listed on Schedule A from time to time by the Company.

        7. The last sentence of Section 2.1 is hereby deleted in its entirety, and in lieu thereof, the following shall be inserted:

           2.1 The Trustee, and any Successor Trustee appointed pursuant to
           Section 11 hereof or resulting under Subsection 19.4 hereof, shall at all times be a bank, trust company or other financial institution that is neither a subsidiary of nor other firm related by direct or indirect stock ownership to the Company.

        8. The first sentence of Section 4.1.2 is hereby deleted in its entirety, and in lieu thereof, the following shall be inserted:

           4.1.2. From time to time, the Trustee shall have the ability, upon direction of the Committee, to borrow funds from the Company for the purpose of acquiring shares of Company Stock and/or to issue one or more notes to the Company (together with such other consideration as is required by applicable law) in exchange for shares of Company Stock.




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         9. The following new sentence shall be added to the end of Section
4.2.12:

            "With respect to any shares of Company Stock, the Trustee, in lieu of a stock certificate, may elect to establish a book-entry accrual with the Company's transfer agent."

        10. Section 4.2.14 is hereby deleted in its entirety, and in lieu thereof, the following shall be inserted:

            Pursuant to the direction of the Committee as to all aspects of the transaction, including, without limitation, interest rate and term, to undertake a borrowing sufficient to enable the Trust to acquire Company Stock from the Company.

        11. Sections 16.1, 16.2 and 16.3 are hereby deleted in their entirety, and in lieu thereof, the following shall be inserted:

            Section 16. Communications.

            16.1 To the Company, Board of Directors and Committee. Communications to the Company, the Board of Directors and the Committee shall be addressed to:

            Callaway Golf Company
            2180 Rutherford Road
            Carlsbad, California 92008-8815
            Attention:  Chief Financial Officer

                   with a copy to:

            Callaway Golf Company
            2180 Rutherford Road
            Carlsbad, California 92008-8815
            Attention:  Chief Legal Officer

            provided, however, that upon the Company's written request, such communications shall be sent to such other address as the Company may specify.

            16.2 To the Trustee. Communications to the Trustee shall be addressed to:

            Arrowhead Trust
            Attention:  Mable Pascascio
                        Trust Officer
            24 Executive Park, Suite 125
            Irvine, Ca 92614




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            provided, however, that upon the Trustee's written request, such communications shall be sent to such other address as the Trustee may specify.

            16.3 To a Participant. Communications to a Participant or to his or her Beneficiaries shall be addressed to the Participant or his or her Beneficiaries, respectively, at the address indicated on the Company's payroll records at the time of the communication.

        12. Schedule A to the Trust Agreement is hereby deleted in its entirety, and in lieu thereof, the Schedule A-(R1) attached hereto shall be inserted.

        13. After the date of this Amendment, each reference in the Trust Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, shall mean and refer to the Trust Agreement as amended hereby. The Trust Agreement, as amended hereby, shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed. In addition, each reference to "Sanwa" or "Sanwa Bank" shall be deemed to be a reference to Trustee.

        14. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and all such separate counterparts shall together constitute but one and the same instrument.

        15. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

        IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to Trust Agreement as of the date first above written.



CALLAWAY GOLF COMPANY:



By:  /s/ RONALD A. DRAPEAU
     ---------------------
Print Name:  Ronald A. Drapeau
Print Title: President and Chief Executive Officer




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                               SCHEDULE A -- (R1)

                                      Plans



1991 Stock Incentive Plan
1995 Employee Stock Incentive Plan
1996 Stock Option Plan
Plan 1998 Stock Incentive Plan
1999 Employee Stock Purchase Plan
401(k) Plan
Executive Deferred Compensation Plan
Medical and Health Insurance Plan
Dental Insurance Plan
Vision Plan
Regular Salary and Overtime
Trust to fund any of the above mentioned Plans.





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                                     Consent


The undersigned, Arrowhead Trust Incorporated, effective as of June 29, 2001, pursuant to Section 14.1 of that certain Trust Agreement dated July 14, 1995, does hereby consent to the foregoing Amendment No. 1 to Trust Agreement.



ARROWHEAD TRUST INCORPORATED:



By:  /s/ MABLE PASCASCIO
     -------------------
Print Name:   Arrowhead Trust Inc.
              Mable Pascascio
Print Title:  Trust Officer





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